   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 29, 1996

                                         Registration Nos. 2-19600 and 811-1138
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                   FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]
     Pre-Effective Amendment No. ___                                        [ ]
     Post-Effective Amendment No.  58                                       [X]


                                     AND/OR

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]
     Amendment No.  20                                                      [X]



                         STATE BOND EQUITY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                          100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota  56073-0069
        (Address of Registrant's Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code:  (507) 354-2144




                             Kevin L. Howard, Esq.
                        239 S. Fifth Street, 12th floor
                           Louisville, KY  40202-3271
                    (Name and Address of Agent for Service)



                                   Copies to:
                             Joel H. Goldberg, Esq.
                   Shereff, Friedman, Hoffman & Goodman, LLP
                                919 Third Avenue
                           New York, New York  10022

                    ---------------------------------------

It is proposed that this filing will become effective (check appropriate box):

     [ ]      immediately upon filing pursuant to paragraph (b)
     [ ]      on (date) pursuant to paragraph (b)
     [ ]      60 days after filing pursuant to paragraph (a)(1)
     [X]      on May 1, 1996 pursuant to paragraph (a)(1)
     [ ]      75 days after filing pursuant to paragraph (a)(2)
     [ ]      on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its securities under the Securities Act of 1933. The Rule 24f-2 Notice of the Registrant for the fiscal year ended December 31, 1995 was filed on February 23, 1996.

 CROSS-REFERENCE SHEET PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

        Item # and Caption                            Heading in
              Form N-lA                               Prospectus
        -------------------                           ----------


Part A

     Item a.Cover Page................................................COVER PAGE
     Item b.Synopsis.....................................SHAREHOLDER TRANSACTION
                                                     AND OPERATING EXPENSE TABLE
     Item c.Condensed Financial Information.................FINANCIAL HIGHLIGHTS
     Item d.General Description of Registrant................GENERAL INFORMATION
                                                ABOUT STATE BOND U.S. GOVERNMENT
                                                     AND AGENCY SECURITIES FUND;
                                                  WHAT ARE THE FUND'S INVESTMENT
                                                 OBJECTIVES, POLICIES AND RISKS?
     Item e.Management of the Fund......................HOW IS THE FUND MANAGED?
     Item 5A. Management's Discussion of
              Fund Performance...............................................N/A

     Item f.Capital Stock and other Securities...............GENERAL INFORMATION
                                                ABOUT STATE BOND U.S. GOVERNMENT
                                                      AND AGENCY SECURITIES FUND
     Item g.Purchase of Securities Being Offered..............HOW CAN YOU INVEST
                                                                    IN THE FUND?
                                                HOW ARE THE FUND'S SALES CHARGES
                                                  DETERMINED? WHAT IS THE FUND'S
                                              PLAN OF DISTRIBUTION? HOW DOES THE
                                                 FUND'S EXCHANGE PRIVILEGE WORK?
                                              WHAT SERVICES DOES THE FUND OFFER?
     Item h.Redemption of Repurchase..........................HOW CAN YOU "SELL"
                                                                    YOUR SHARES?
     Item i.Legal Proceedings.....................................NOT APPLICABLE


Part B

     Item j.Cover Page................................................COVER PAGE
     Item k.Table of Contents.........................................COVER PAGE
     Item l.General Information and History..................GENERAL INFORMATION
     Item m.Investment Objectives and Policies...............WHAT ARE THE FUND'S
                                                          INVESTMENT OBJECTIVES,
                                                             POLICIES AND RISKS?
                                                                 WHAT ARE FUND'S
                                                         INVESTMENT LIMITATIONS?
     Item n.Management of the Registrant...................WHO MANAGES THE FUND?
                                                                     THE MANAGER
     Item o.Control Persons and Principal
            Holders of Securities....................................WHO MANAGES
                                                                       THE FUND?
                                                                     THE MANAGER
     Item p.Investment Advisory and Other Services........WHO MANAGES THE FUND?;
                                                        MANAGEMENT AGREEMENT AND
                                                       EXPENSES; TRANSFER AGENT;
                                                 CUSTODIAN; INDEPENDENT AUDITORS
     Item q.Brokerage Allocation............PORTFOLIO TRANSACTIONS AND BROKERAGE
     Item r.Capital Stock and Other Securities................PURCHASE OF SHARES

     Item s.Purchase, Redemption and Pricing of Securities
            Being Offered....................................PURCHASE OF SHARES;
                                           HOW IS THE OFFERING PRICE DETERMINED?
                                                 HOW CAN YOU "SELL" YOUR SHARES?
                                                          HOW IS NET ASSET VALUE
                                                           PER SHARE DETERMINED?
     Item t.Tax Status...................................TAX STATUS OF THE FUND?
                                                          WILL THE FUND WITHHOLD
                                                         TAXES ON DISTRIBUTIONS?
     Item u.Underwriters...................................PLAN OF DISTRIBUTION;
                                                     HOW ARE SHARES DISTRIBUTED?
     Item v.Calculation of Performance Data.......................CALCULATION OF
                                                                PERFORMANCE DATA
     Item w.Financial Statements............................FINANCIAL STATEMENTS


Part C

          Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

                                   PROSPECTUS

                          STATE BOND COMMON STOCK FUND
                           100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota 56073-0069
                             Phone: (507) 354-2144


                                                                     May 1, 1996

     State Bond Common Stock Fund (the "Fund") is a mutual fund which seeks to produce long-term capital appreciation with dividend income as fair and reasonable as possible consistent with the Fund's primary objective of investing in common stocks. The Fund is the only investment portfolio of State Bond Equity Funds, Inc.

     This Prospectus concisely sets forth information about the Fund which investors should know before investing. Please read it carefully before you invest and keep it for future reference.

     Additional information about the Fund is contained in a Statement of Additional Information filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at (800) 328-4735, 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SHAREHOLDER TRANSACTION AND OPERATING EXPENSE TABLE..........................
FINANCIAL HIGHLIGHTS.........................................................
WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?..............
HOW IS THE FUND MANAGED?.....................................................
WHAT ABOUT BROKERAGE COMMISSIONS?............................................
HOW CAN YOU INVEST IN THE FUND?..............................................
HOW IS THE OFFERING PRICE OF THE FUND'S SHARES DETERMINED?...................
HOW ARE THE FUND'S SALES CHARGES DETERMINED?.................................
HOW CAN YOU "SELL" YOUR SHARES?..............................................
    How Can You Reinstate Your Investment?...................................
HOW DOES THE FUND'S EXCHANGE PRIVILEGE WORK?.................................
HOW DOES THE FUND PAY DIVIDENDS AND DISTRIBUTIONS?...........................
    What Are Your Dividend And Capital Gain Distribution Options?............
WHAT IS THE TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS YOU RECEIVE?...........
WHAT IS THE FUND'S PLAN OF DISTRIBUTION?.....................................
WHO ARE THE FUND'S FUND ACCOUNTING AGENT AND ITS CUSTODIAN?..................
WHAT SERVICES DOES THE FUND OFFER?...........................................
    What About Shareholder Information?......................................
    What Reports Will You Receive From the Fund?.............................
    Are Certificates Issued For Shares?......................................
    Other Services...........................................................
    What Tax Deferred Retirement Plans Are Available?........................
GENERAL INFORMATION ABOUT STATE BOND COMMON STOCK FUND.......................
INVESTMENT PERFORMANCE.......................................................
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE..................................

              SHAREHOLDER TRANSACTION AND OPERATING EXPENSE TABLE


SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)..........................   4.75%

ANNUAL FUND EXPENSES (As a percentage of average daily net assets)

Management Fee...............................................    .65%
12b-1 Plan Fee...............................................    .25%
Other Expenses...............................................    .28%
                                                                -----
Total Fund Expenses                                             1.18%
                                                                =====


A $10.00 fee will be charged for certain redemptions by wire transfer. See "How Can You 'Sell' Your Shares?"

EXAMPLE:

                                                1        3        5      10
                                              YEAR     YEARS    YEARS   YEARS
                                              ----     -----    -----   -----
You would pay the following aggregate
expenses on a $1,000 investment,
assuming (1) 5% annual return and (2)
redemption at the end of each time period      $59      $83      $109    $184


Note: This Example is not a representation of past or future expenses and actual expenses may be more or less than those shown above.

The Fund's shares have an asset-based sales fee, which may result in long-term shareholders paying more than the economic equivalent of the maximum front-end sales charge permitted by NASD regulations.

The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The expense information in the above table is based upon expenses incurred by the Fund during its fiscal year ended December 31, 1995. For more information concerning fees and expenses, see "How Is The Fund Managed?" and "What is the Fund's Plan of Distribution?"

                             FINANCIAL HIGHLIGHTS

The information presented below for the fiscal year ended December 31, 1995 has been audited by Ernst & Young LLP, independent auditors for the Fund, and the financial statements of the Fund, along with the report of Ernst & Young LLP thereon, are set forth in the Statement of Additional Information. The information presented below for each fiscal year in the four-year period ended December 31, 1994 has been audited by Deloitte & Touche LLP, the previous auditors for the Fund. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.

                PER SHARE INVESTMENT INCOME AND CAPITAL CHANGES
                 (For a share outstanding throughout the year)


                                                                            YEAR ENDED DECEMBER 31
                                 -------------------------------------------------------------------------------------------------
                                   1995*     1994      1993      1992      1991      1990      1989      1988      1987      1986
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, beginning
of period....................    $  7.69   $  7.91   $  8.71   $  9.23   $  7.34   $  8.10   $  6.23   $  6.11   $  6.35   $  6.30
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.......        .08       .09       .09       .10       .12       .16       .14       .12       .12       .09
 Net realized and
 unrealized gain (loss) on
 investments.................       2.08       .25       .07      (.03)     2.31      (.08)     2.49       .48       .27       .77
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
 Total from investment
 operations..................       2.16       .34       .16       .07      2.43       .08      2.63       .60       .39       .86
LESS DISTRIBUTIONS:
 From net investment income..       (.08)     (.09)     (.09)     (.10)     (.12)     (.16)     (.16)     (.12)     (.12)     (.10)
 From net realized gain......       (.32)     (.47)     (.87)     (.49)     (.42)     (.68)     (.60)     (.36)     (.51)     (.71)
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
 Total distributions.........       (.40)     (.56)     (.96)     (.59)     (.54)     (.84)     (.76)     (.48)     (.63)     (.81)
Net asset value at end of
period.......................    $  9.45   $  7.69   $  7.91   $  8.71   $  9.23   $  7.34   $  8.10   $  6.23   $  6.11   $  6.35
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total Return**...............      28.14%     4.32%     1.83%     0.74%    33.45%     0.92%    42.45%     9.86%     6.16%    13.94%
Ratios/Supplemental Data:
 Net assets, end of period
 (in thousands)..............    $63,841   $52,703   $44,492   $46,331   $46,882   $36,554   $37,042   $28,357   $28,458   $30,098
 Ratio of expenses to
 average net assets..........       1.18%     1.22%     1.22%     1.21%     1.22%     1.19%     1.06%     1.08%      .94%      .98%
 Ratio of net investment
 income to average net
 assets......................        .87%     1.06%     1.05%     1.10%     1.45%     1.97%     1.77%     1.89%     1.46%     1.36%
 Portfolio turnover rate
 (excluding short-term
 securities).................         .2%   16%***        26%        8%        9%        9%       19%        5%        8%        7%
-------------------------------------------

* ARM Capital Advisors, Inc. began managing the investment operations of the Fund on June 14, 1995.
**  Total return does not contain the effects of sales load.
*** The portfolio turnover rate does not include the acquisition of the net assets of the State Bond Progress Fund which were acquired by the Fund on June 24, 1994.

        WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?

     The Fund seeks to produce long-term capital appreciation with dividend income as fair and reasonable as possible consistent with the Fund's primary objective by investing primarily in common stocks. Under normal circumstances, sixty-five percent or more of the Fund's portfolio will be invested in common stocks with the remainder being invested in government securities, short-term securities rated within the top three ratings of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or securities convertible to common stocks. There can be no assurance that the Fund's objectives will be attained.

     The Fund's assets have been invested primarily in common stocks since operations started. The Manager seeks to temper the inherent risks of investment in common stocks by diversifying the Fund's investments. When considered appropriate, the Fund's assets may be invested in stocks of companies considered by the Manager to be less sensitive to changes in economic or market conditions, or may be held in cash or invested in senior securities.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers or dealers, but as a fundamental policy will only make such loans if the aggregate market value of securities loaned does not exceed 10% of the market value of the Fund's total assets. The borrower must maintain with the Fund cash or U.S. Government securities equal to at least 100% of the market value of the securities loaned. Lending of portfolio securities involves certain risks. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. The Fund also may experience a loss if upon the failure of a borrower to return loaned securities the collateral is not sufficient in value or liquidity to cover the value of the loaned securities. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. To the extent that the Fund invests cash collateral, the Fund may incur additional risk associated with the change in value of the invested collateral.

     INVESTMENT RESTRICTIONS. In addition to the policies and limitations set forth above, the Fund is subject to certain other investment policies and limitations set forth more fully in the Statement of Additional Information. As a matter of fundamental policy, the Fund may not: (1) invest more than 5% of the market value of its total assets in the securities of any one issuer, other than the U.S. Government or its agencies, or purchase any security if, as a result, it would hold more than 10% of the outstanding voting securities of any issuer; (2) borrow money except from banks as a temporary emergency measure and then not in excess of 10% of the Fund's total assets at cost; (3) purchase the securities of an issuer in continuous operation for less than three years if more than 5% of the Fund's assets would be so invested; and (4) invest more than 25% of its net asset value in any one industry.

     Except as specifically noted above, the investment policies described above are not fundamental and the Board of Directors of the Fund may change them without the vote of a majority of the Fund's outstanding voting securities. The Board may not change the Fund's investment objective, nor any other fundamental policy, without such a vote. Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
     (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                           HOW IS THE FUND MANAGED?

     The Board of Directors (the "Board") provides broad supervision over the affairs of the Fund. Pursuant to an Investment Advisory and Management Agreement approved by the Board and the shareholders of the Fund, ARM Capital Advisors, Inc. (the "Manager") manages the investments of the Fund and administers its business and other affairs. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166.

     The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $4 billion.

     The Manager commenced investment advisory operations on January 5, 1995, on which date it acquired the domestic fixed income unit of Kleinwort Benson Investment Management Americas Inc. The Manager has managed the Fund since June 14, 1995 and since that date has also managed the other mutual funds in the State Bond Group of mutual funds: State Bond Cash Management Fund, State Bond Diversified Fund, State Bond U.S. Government and Agency Securities Fund, State Bond Tax Exempt Fund and State Bond Minnesota Tax-Free Income Fund. The Manager is also the investment manager of The Legends Fund, Inc.

     Keith O. Martens, Senior Vice President and Senior Portfolio Manager of the Manager and Vice President of the Fund, is responsible for the selection of investments and management of the Fund. Mr. Martens has managed the Fund since 1984. Mr. Martens is also the portfolio manager of the State Bond Diversified Fund, State Bond Tax Exempt Fund, State Bond Minnesota Tax-Free Income Fund, State Bond U.S. Government and Agency Securities Fund, and State Bond Cash Management Fund.

     The Fund pays the Manager a management fee, calculated daily and payable monthly, equal to an annual fee of .65 of 1% on the first $100,000,000 of average daily net assets of the Fund, .60 of 1% on the next $100,000,000 of average daily net assets of the Fund and .55 of 1% of average daily net assets of the Fund over $200,000,000. The Fund pays all its expenses other than those assumed by the Manager. Total expenses of the Fund for its fiscal year ended December 31, 1995, amounted to 1.18% of its average daily net assets.

                       WHAT ABOUT BROKERAGE COMMISSIONS?


     In the purchase and sale of portfolio securities for the Fund, the Manager will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research and statistical services furnished by brokers to the Manager for its use. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund and although such research and analysis received may be useful to the Manager in connection with its services to other clients as well as to the Fund.



                        HOW CAN YOU INVEST IN THE FUND?


     SBM Financial Services, Inc. (the "Distributor"), and ARM Transfer Agency, Inc. (the "Shareholder Servicing Agent"), each a subsidiary of ARM, act as distributor and transfer agent, respectively, of the Fund's shares. Their address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

     Shares of the Fund are offered for sale through the Distributor and through certain broker-dealers under contract with the Distributor. After you become a shareholder, you may buy additional shares by sending a check drawn to State Bond Common Stock Fund directly to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Orders for the purchase of shares will be executed at the offering price based upon the net asset value next determined after receipt and acceptance of the order by the Distributor. Orders for shares placed through broker-dealers will be executed at the offering price next determined after the receipt of the order by the broker-dealer, provided that the broker-dealer promptly transmits the order to the Distributor the same day. The broker-dealer is responsible for transmitting the purchase order to the Distributor. The Fund reserves the right to reject any order for the purchase of its shares. The minimum initial investment is $250 and subsequent investments must be in the amount of at least $50. The Fund reserves the right to change these minimum investments. The Fund will not be responsible for the consequences of delays in the banking or Federal Reserve wire systems.

     You may also purchase shares of the Fund by wiring the purchase price to the Fund's account with State Bank & Trust Company of New Ulm, Minnesota. Prior to wiring your money, you must notify the Shareholder Servicing Agent by telephone at (800) 328-4735 of your wire purchase order. If you are making an initial investment, the Shareholder Servicing Agent will also require that you furnish some additional information (including your name, address and social security number or tax identification number) and will provide you with a Fund account number. Next, you should instruct your bank to wire the specified amount, along with your account number and your name, to:

     Credit account of State Bank & Trust Company of New Ulm at Federal Reserve Bank of Minneapolis
     Account #091901202
     For further credit to Account #780
     For benefit of Account Number (your Fund account number) of (your name).

     If the wire transfer is for an initial investment, a completed investment application must be sent to the Fund as soon as possible so the necessary remaining information can be recorded in your account. Once your account is established, you may automatically make additional investments (in minimum amounts of $50) by authorizing monthly withdrawals directly from your personal checking account. Further information on this service is available by contacting a representative of the Distributor.

          HOW IS THE OFFERING PRICE OF THE FUND'S SHARES DETERMINED?

     The price you pay for shares of the Fund is the offering price, which is the next determined net asset value of the shares plus the applicable sales charge.

     Net asset value per share is determined as of the time of close of the New York Stock Exchange (generally 3:00 p.m. Central Time) on each day that the New York Stock Exchange is open for business. Net asset value per share is determined by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding. In determining net asset value, the Fund utilizes the valuations of its portfolio securities furnished by a pricing service approved by the Board of Directors. Securities are valued at current market prices based upon readily available quotations or, in their absence, at fair value determined by the Board of Directors. Short-term holdings maturing in 60 days or less are valued at cost plus accrued interest, which approximates market value.

                  HOW ARE THE FUND'S SALES CHARGES DETERMINED?

     Sales charges are determined in accordance with the following schedule:



                                                                     REGULAR
                                                                     DEALER
                                                                    DISCOUNT
                                               % OF      % OF NET    AS % OF
                                            OFFERING     AMOUNT     OFFERING
                                              PRICE     INVESTED      PRICE
     ------------------------------------------------------------------------

     Less than $50,000                           4.75%       4.99%       4.25%
     $50,000 but less than $100,000              4.00%       4.17%       3.50%
     $100,000 but less than $250,000             3.00%       3.09%       2.50%
     $250,000 but less than $500,000             2.50%       2.56%       2.20%
     $500,000 but less than $1,000,000           2.00%       2.04%       1.75%
     $1,000,000 but less than $2,000,000         1.00%       1.01%        .80%
     $2,000,000 or more                           .50%        .50%        .40%



     The sales charge varies depending on the size of the purchase, the number of shares of mutual funds in the State Bond Group you already own, whether you have entered into a Letter of Intent to purchase additional shares during a 13-month period, or any special purchase programs in effect. Complete details of how you may purchase shares at reduced sales charges under Volume Discounts, Rights of Accumulation or Letters of Intent are contained in the Statement of Additional Information and are available from your investment agent or dealer, or the Distributor.


     Shares may be sold at net asset value without a sales charge to present and retired directors, present and retired officers, and present and retired employees (and their spouses and minor children) of the Fund, the other investment companies in the State Bond Group, and ARM and its subsidiaries. Such sales also may be made to employee benefit plans for such persons. Also, shares may be sold at net asset value to sales representatives of the Distributor and registered representatives of broker-dealers who have signed dealer agreements with the Distributor for sale of the shares of the Fund (including employee benefit plans for such persons and their spouses and minor children). Shares may be sold to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate wherein such entity has discretionary investment authority at a maximum sales charge of 3% or such lesser sales charge as such account would otherwise qualify for under the Fund's sales charge schedule and the Volume Discount, Right of Accumulation, and Letter of Intent provisions. These sales may be made for investment purposes only, and shares may be resold only to the Fund.

                        HOW CAN YOU "SELL" YOUR SHARES?


     You may redeem your shares without charge at any time by writing to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. You will receive the net asset value per share next determined after receipt of your request in proper form by the Shareholder Servicing Agent. The written redemption request should identify the account number and be signed by the shareholder(s) exactly as the shares are registered. For share redemptions valued at $20,000 or more, your signature(s) must be guaranteed by a national securities exchange, a member firm of a principal stock exchange, a registered securities association, a clearing agency, a bank or trust company, a savings association, a credit union, a broker, a dealer, a municipal securities broker or dealer, a government securities broker or dealer, or a representative of the Distributor. Further documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians. If stock certificates have been issued for the shares that you wish to redeem, you must surrender the certificates in proper form, endorsed for transfer or accompanied by an endorsed stock power. For your protection, any certificates should be sent by registered mail.

     Shares may also be redeemed through authorized dealers and through representatives of the Distributor. Requests for redemption received by the Shareholder Servicing Agent from authorized dealers or representatives of the Distributor prior to the close of the New York Stock Exchange will be executed at the net asset value per share determined at the close of the New York Stock Exchange on that day. Dealers and representatives are responsible for promptly submitting such redemption requests to the Shareholder Servicing Agent in order to obtain that day's closing price. Requests for redemption received by the Shareholder Servicing Agent from dealers or representatives of the Distributor after the close of the New York Stock Exchange will be executed at the net asset value determined at the close of the New York Stock Exchange on the next trading day.

     A check for the proceeds of the redemption of your shares ordinarily will be mailed to you within seven calendar days after a redemption request is received in proper form. However, where shares purchased by means of an uncertified check are redeemed before the fifteenth day after purchase, proceeds will not be mailed until the check clears, which may be up to fifteen days after purchase. Proceeds of a redemption may be more or less than the cost of the shares when purchased.

     Because of the relatively high cost of handling small accounts, the Fund reserves the right to redeem, upon not less than 30 days' written notice, the shares in an account which have a value of less than $250. You will be allowed to make additional investments prior to the date fixed for such a redemption to avoid liquidation of your account. Shares will not be involuntarily redeemed if the value of the shares drops below $250 due to market value changes.

     How Can You Reinstate Your Investment?


     If you redeem shares and then decide you should not have redeemed them, or that you prefer to shift your investment to one of the other mutual funds in the State Bond Group, you may, within 30 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of sales charge, your investment in shares of the Fund, or, if you held the shares redeemed for seven calendar days or longer before redemption, invest in shares of any of the other mutual funds (except the Cash Management Fund) in the State Bond Group. Your investment will be reinstated or made at the net asset value per share next determined after your request is received. You may use this privilege to reinstate an investment in the Fund only once.

     Exercise of the Reinstatement Privilege does not alter the Federal income tax status of any capital gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.


                  HOW DOES THE FUND'S EXCHANGE PRIVILEGE WORK?

     If you have been a shareholder for seven calendar days or more you may exchange any or all of your investment for shares of the other mutual funds in the State Bond Group. Any exchange for shares of other mutual funds in the State Bond Group will be at the respective net asset values next determined after receipt of the request for exchange. Exchanges of Fund shares are sales, and may result in a gain or loss for Federal income tax purposes. Before making an exchange, you should obtain and read the prospectus for the fund which you are considering. The Fund reserves the right to terminate or modify the terms of this exchange privilege upon 60 days' notice to shareholders. The exchange privilege is only available in states in which the shares of the fund to be acquired are available for purchase.

     Exchange requests may be made in writing, signed by all registered owners, to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Shares also may be exchanged by telephone by calling (800) 328-4735, provided you have on file an Agreement for Exchange of Shares by Telephone (included on the Investment Application or available from the Shareholder Servicing Agent). Shares held by trustees of retirement plans may not be exchanged by telephone. During times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. In order to implement an exchange, you will need to provide the name in which your account is registered, your account number, such other personal identification information as the Fund may request, the dollar amount or share amount you wish to exchange, the name of the fund into which you wish to exchange and, if you already have an account with the fund into which you wish to exchange, the account registration and account number of such account.

     The Fund is not liable for any loss arising from telephone exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures used by the Fund will include requesting several items of personal identification information prior to acting upon telephone instructions and sending a written confirmation on all such transactions.

               HOW DOES THE FUND PAY DIVIDENDS AND DISTRIBUTIONS?

     The Fund's net investment income, if any, is paid semi-annually (normally in June and December) in the form of a dividend to shareholders of record. Payments vary in amount depending on income received from portfolio securities and costs of operation. The Fund distributes substantially all of any taxable net gain realized on its investments to shareholders shortly before the calendar year-end.

     WHAT ARE YOUR DIVIDEND AND GAIN DISTRIBUTION OPTIONS?

     You may elect to:


     1. Receive both dividends and gain distributions in additional shares of the Fund.

     2. Receive dividends in cash and gain distributions in additional shares of the Fund.

     3.  Receive both dividends and gain distributions in cash.


     If no election is made, dividends from investment income and gain distributions will be reinvested and credited to your account as additional shares. Dividends and gain distributions reinvestments are made at net asset value. To change your election at any time, write to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

      WHAT IS THE TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS YOU   RECEIVE?

     The Fund has fulfilled, and intends to continue to fulfill, the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to shareholders.

     Dividends paid from net investment income and any distributions from net short-term capital gain are taxed to shareholders as ordinary income, whether received in cash or invested in additional shares. Dividends are eligible for the dividends received deduction available to corporations subject to proportionate reduction if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of its net income, exclusive of capital gains. Any distributions of net long term capital gains will be taxed as such, regardless of how long you have held your shares.

     A dividend or distribution paid shortly after shares have been purchased, although in effect a return of money invested, is subject to taxes. Gain distributions are taxable, whether received in cash or shares, even if they reduce the net asset value of your shares below your cost and result in a return of a part of your investment.

     Statements as to the tax status of dividends and distributions will be mailed semi-annually to shareholders. Shareholders should consult their own tax advisers with respect to their own tax situations, including with respect to any state taxes applicable to an investment in the Fund.

                    WHAT IS THE FUND'S PLAN OF DISTRIBUTION?

     The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the terms of the Plan, the Fund pays the Distributor a monthly fee equivalent on an annual basis to .25 of 1% of the average daily net assets of the Fund. The fee may be used by the Distributor to (i) provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in connection with the sale of Fund shares and to pay for other advertising and promotional expenses in connection with the sale of Fund shares ("distribution expenses"), and (ii) to provide compensation to entities ("Service Entities") in connection with the provision of certain personal and account maintenance services to Fund shareholders including, but not limited to, responding to shareholder inquiries and providing information on their investments ("shareholder servicing expenses").

     In the future, Service Entities may include banks and other depository institutions which, under the Glass Steagall Act and other applicable laws and regulations, currently are prohibited from engaging in the business of underwriting, selling or distributing certain types of securities. Such institutions will only be allowed to provide administration, shareholder and distribution assistance if the scope of such assistance is such that, in the opinion of the Distributor, it does not fall within the aforementioned prohibition.

          WHO ARE THE FUND'S FUND ACCOUNTING AGENT AND ITS CUSTODIAN?

     Investors Fiduciary Trust Company ("IFTC") serves as the Fund's fund accounting agent, and in that capacity, maintains certain books and records pursuant to an agreement with the Fund. Its address is 127 West 10th Street, Kansas City, Missouri 64105. IFTC also serves as custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial and accounting books and records pursuant to a separate agreement with the Fund.

                       WHAT SERVICES DOES THE FUND OFFER?

     Information about various shareholder services is included above under "How Can You 'Sell' Your Shares?" In addition, the Fund also provides the following services:

      What About Shareholder Information?

     For general information about the Fund, call or write SBM Financial Services, Inc., 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Its telephone number is (800) 328-4735. For information about your account, call or write the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069, telephone number (800) 328-4735.

     What Reports Will You Receive From the Fund?

     As a shareholder, you will receive the Fund's annual and semi-annual reports. You also will receive semi-annual account statements if dividends are paid by the Fund confirming transactions in your account and the current balance of shares you own.

     Are Certificates Issued For Shares?

     All shares will be issued as book credits by the Shareholder Servicing Agent. Certificates will not be issued. Any existing certificates may be sent to the Shareholder Servicing Agent to be transferred in your account to book credits.

     Other Services


     Pre-Authorized Payments enable you to purchase Fund shares by authorizing your bank to make regular payments from your bank account in fixed amounts.

     Payments at regular intervals can be made to you from your Fund account under the Automatic Cash Withdrawal Plan if you own or purchase shares held as book credits worth $5,000 or more.

     What Tax-Deferred Retirement Plans Are Available?

     Shares of the Fund may be purchased by all types of tax-deferred retirement plans. The Distributor makes available plans, plan forms, and custody agreements for:

     Individual Retirement Accounts (IRAs) for persons who are employed and wish to make contributions to a tax-deferred account for retirement.

     403(b)(7) Custodial Accounts.

     Simplified Employee Pension Plans (SEPs).

     Qualified Profit Sharing and Money Purchase Pension Plans.


     Further information on these services and others is available by contacting the Distributor.

             GENERAL INFORMATION ABOUT STATE BOND COMMON STOCK FUND

     State Bond Common Stock Fund is an investment portfolio of State Bond Equity Funds, Inc., a diversified, open-end management investment company, or mutual fund, incorporated in Maryland on December 6, 1961. The Fund has only one class of capital stock, $.00001 par value. Each outstanding share has one vote and an equal right to dividends and distributions, if any.
     All shares have noncumulative voting rights for the election of directors. Each is fully paid and nonassessable, and each is freely transferable.

                            INVESTMENT PERFORMANCE

     Advertisements and other sales literature for the Fund may refer to "average annual total return," "cumulative total return," or data concerning Fund's performance since its inception. Average annual total return is calculated by finding the average annual compounded rate of return over the period that would equate the initial investment to the ending redeemable value. Cumulative total return is the percentage change between the public offering price of one Fund share at the beginning of a period and the net asset value of that share at the end of the period. In calculating the average annual total return and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and capital gains distributions during the period are assumed to be reinvested. All performance data and figures are based upon historical information and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Fund may from time to time compare its investment results to various unmanaged indices or other mutual funds in reports to shareholders, sales literature, and advertisements. This may include comparisons of relative performance based upon data provided by services such as Lipper Analytical Services, Incorporated. The results may be calculated on a total return and/or yield basis for various periods, with or without sales charges. Results without a sales charge will be higher. Total returns assume the reinvestment of all dividends and capital gain distributions. The Fund also may refer to publications which have mentioned the Fund, its Manager, or their personnel. For additional information regarding calculation of the Fund's total return see "Calculation of Performance Data" in the Statement of Additional Information.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The total return for the Fund's most recent fiscal year ended December 31, 1995 was 28.14%. This total return figure assumes the reinvestment of all distributions and does not include a sales charge. For a discussion of the Fund's average annual return for its most recent one, five, and ten-year periods, see the following chart.

     The calendar year 1995 experienced economic conditions of moderate growth and inflation, along with relatively low unemployment levels. The Federal Reserve continued its inflation fighting efforts by increasing short-term interest rates one more time in February of 1995, before reversing the trend and reducing rates in both July and December of 1995. However, the trend of interest rates, even at the beginning of the year, was toward lower levels. Thus, interest rates declined throughout the year. These favorable economic conditions coupled with very strong corporate earnings produced an exceptionally strong year for the equity markets.

     The Fund continued to hold stocks and take new positions in companies that exhibit leadership in their industry and showed increases in revenues and earnings. During the year, the Fund increased investments in the electronic, financial services, and technology industries. Reductions in investment positions were made in the communications, energy, insurance, and tobacco industries.

     The following chart compares the performance of a hypothetical $10,000 investment in the Fund over the last ten years to the performance of an investment in the Standard & Poor's 500 Index. Past performance is not predictive of future performance. The information in the chart assumes that the maximum current sales charge was paid upon acquisition of the Fund shares and reflects all Fund expenses during the period covered. The information in the chart regarding the hypothetical performance of the Index assumes that no sales charge was paid upon an investment in the Index and that there were no expenses associated with an investment in the Index.


                             [GRAPH APPEARS HERE]


                                COMMON             INDEX
                 YEAR           STOCK              PERFORMANCE
                 ----           ------             -----------
                 1985           $ 9,531            $10,000
                 1986           $10,860            $11,868
                 1987           $11,529            $12,492
                 1988           $12,666            $14,567
                 1989           $18,042            $19,182
                 1990           $18,208            $18,584
                 1991           $24,299            $24,248
                 1992           $24,478            $26,096
                 1993           $24,926            $28,721
                 1994           $26,001            $29,100
                 1995           $33,318            $40,021


     All performance data and figures are based upon past performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The above performance data for the Fund assumes the applicability of the current maximum sales charge and does not include adjustments for expenses which have changed during the periods reflected.

     NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITION INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR SBM FINANCIAL SERVICES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN A STATE OR JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE THEREOF.

                                     PROSPECTUS
                                     MAY 1, 1996
STATE BOND
COMMON STOCK
FUND
------------------------------
100 North Minnesota Street
P.O. Box 69
New Ulm, Minnesota 56073-0069.
                                     STATE BOND
                                     COMMON STOCK
                                     FUND


INVESTMENT MANAGER:
ARM Capital Advisors, Inc.
200 Park Avenue
20th Floor
New York, New York  10166
                                     [LOGO]
DISTRIBUTOR:
SBM Financial Services, Inc.
100 North Minnesota Street
P.O. Box 69
New Ulm, Minnesota 56073-0069.

TRANSFER, REDEMPTION AND
OTHER SHAREHOLDER
ACCOUNT SERVICES:
SBM Financial Services, Inc.
100 North Minnesota Street
P.O. Box 69
New Ulm, Minnesota 56073-0069.

PORTFOLIO SECURITIES
CUSTODIAN:
Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, Missouri  64105

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 1996

                          STATE BOND COMMON STOCK FUND

                           100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota 56073-0069
                          Telephone No. (612) 835-0097


     This Statement of Additional Information supplements the information contained in the current Prospectus of State Bond Common Stock Fund (the "Fund") dated May 1, 1996. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus, which may be obtained by contacting the Fund at the address or telephone number noted above.

                               TABLE OF CONTENTS


                                       Page
                                       ----
What Are The Fund's
 Investment Objectives,
 Policies, and Risks?..................
Calculation of Performance Data........
What Are the Fund's
 Investment Limitations?...............
Who Manages The Fund?..................
 (See In The Prospectus "How
  Is The Fund Managed?")...............
The Manager............................
Management Agreement And Expenses
 (See In The Prospectus "How
  Is The Fund Managed")................
Plan Of Distribution...................
Transfer Agent.........................
Custodian..............................
Independent Auditors...................
                                       Page
                                       ----

Portfolio Transactions.................
 (See In The Prospectus "What
 About Brokerage Commissions?")........
Purchase of Shares.....................
How Is The Offering Price
 Determined?...........................
How Are Shares Distributed?............
How Can You "Sell" Your Shares?........
How Is Net Asset Value Per
 Share Determined?.....................
What Is The Tax Status.................
 Of The Fund?..........................
Will The Fund Withhold Taxes...........
 On Distributions?.....................
General Information....................
Financial Statements...................

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUS DATED MAY 1, 1996, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION AT ANY TIME SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

        WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?

     As stated in the Prospectus, the Fund seeks to produce long-term capital appreciation with dividend income as fair and reasonable as possible consistent with the Fund's primary objective.

Lending of Portfolio Securities
-------------------------------

     As stated in the Prospectus, the Fund may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Any such loans generally will not exceed 90 days' duration.
Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund did not enter into any such loans in the last fiscal year.

Repurchase Agreements
---------------------


     The Fund may enter into repurchase agreements with commercial banks and with broker/dealers in order to invest cash for the short-term. A repurchase agreement is an agreement under which the Fund acquires a fixed-income, generally a U.S. Government obligation, subject to repurchase by the seller at an agreed-upon price and date. The repurchase price reflects an agreed-upon return for the period the instrument is held by the Fund and is unrelated to the coupon provided by the instrument. Repurchase agreements are usually for periods of one week or less, but may be for longer periods. However, as a matter of fundamental policy, the Fund will not enter into repurchase agreements if more than 10% of its net assets would be so invested. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Fund might also incur disposition costs in liquidating the security. The Fund to date has not entered into any repurchase agreements and has no present intention of doing so in the future.

     Except as otherwise stated or as described under "What Are The Fund's Investment Limitations?" below, the foregoing investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of its outstanding voting securities (as defined below).

High-Yield Securities
---------------------


     The Fund currently does not anticipate that it will invest any significant portion of its assets in securities that are rated below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"). All fixed-income securities other than convertible securities will be invested in securities rated in the top four rating categories (generally considered to be investment grade) by S&P or Moody's or in unrated securities considered by the Manager to be of comparable credit quality. The Fund is not, however, prohibited by any Fund policy from investing in lower rated convertible securities.

     Securities rated BB or B by S&P or Ba or B by Moody's (or equivalently rated by another nationally recognized statistical rating organization) are below investment grade and generally will involve more credit risk than securities in the higher rating categories. Such bonds are commonly known as "junk bonds." In some cases such securities are subordinated to the prior payment of senior indebtedness, thus potentially limiting the holder's ability to receive payments or to recover full principal when senior securities are in default. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the Fund did acquire any such securities, upon any default the Fund could incur additional expenses to the extent it is required to seek recovery of the payment of principal or interest on the relevant portfolio holding.

     In addition, lower rated securities may be thinly traded, which may have an adverse impact on market price and the ability of the holder to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. A thinly traded market also may interfere with the ability of the holder to accurately value high-yield securities and, consequently, value the Fund's assets. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield securities, especially in a thinly traded market.

     Yields on high-yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or developments affecting the issuer. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and, to the extent the Fund acquires such securities, the Fund's asset value.

Portfolio Turnover
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


     The Fund's portfolio turnover rate was 2% for fiscal year 1995 and 16% for fiscal year 1994. The turnover rate does not include the acquisition of the net assets of the State Bond Progress Fund, which were acquired by the Fund on June 24, 1994.

                        CALCULATION OF PERFORMANCE DATA

Average Annual Total Return
---------------------------


     The Fund's average annual total return over the one, five, and ten year periods ended December 31, 1995, were as follows:

                    One Year     22.11%
                    Five Years   11.74%
                    Ten Years    12.79%

     The average annual total return quotations for the one, five, and ten year periods ending on December 31, 1995 are computed by finding the average annual compounded rates of return over the one, five, and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                       n
                                 P(1+T)  = ERV
                 Where:

P   = a hypothetical initial investment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of such period.

     This calculation deducts the maximum sales charge from the hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Cumulative Total Return
-----------------------

     Cumulative total return is computed by finding the cumulative compound rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeeming value, according to the following formula:

                             ERV - P
                       CTR = ------- 100
                                P
Where:

CTR = Cumulative total return
ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of period.
P   = initial payment of $1,000

     This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

                  WHAT ARE THE FUND'S INVESTMENT LIMITATIONS?

     Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of its outstanding voting securities, the Fund may not:

1.  Purchase securities on margin or sell securities short.

2. Participate on a joint or joint and several basis in any trading account in securities.

3. Invest more than 5% of its total assets at market value in securities of any one issuer, except United States Government securities or its agencies, or purchase any security if, as a result, it would hold more than 10% of the outstanding voting securities of any issuer.

4. Borrow money except from banks as a temporary emergency measure and then not in excess of 10% of total assets at cost.

5. Lend any of its assets, except for portfolio securities, other than through the purchase of bonds, debentures or notes and other evidences of indebtedness.

6. Lend portfolio securities, except to brokers and dealers against not less than 100% cash or cash equivalent collateral and only if immediately thereafter the aggregate market value of securities loaned does not exceed 10% of the market value of its gross assets.

7. Purchase securities of other investment trusts or companies, except as part of a plan of merger or consolidation.

8. Purchase securities of any issuer in continuous operation for less than three years if more than 5% of its assets would be so invested.

9. Hold the securities of any issuer if, to its knowledge, directors or officers of the Fund or certain other related persons individually owning beneficially more than 0.5% of the securities of that issuer, own in the aggregate more than 5% of such securities.

10. Underwrite securities of other issuers, including the purchase of restricted securities, except in cases where the Fund would be deemed a "statutory underwriter" under the Securities Act of 1933.

11. Purchase interests in real estate, real estate investment trusts, commodities or commodity contracts.

12. Make an investment which would concentrate more than 25% of its net asset value in any one industry.

13. Mortgage or pledge any of its property, real or personal.

14. Purchase the securities of any person, firm, association, corporation, syndicate, combination, organization, government or any subdivision thereof, if upon such purchase, the Fund would own more than 10% of any class of the outstanding securities of such person, firm, association, corporation, syndicate, combination, organization, government, or subdivision. For the purpose of this restriction, all kinds of securities of a company representing debt shall be deemed to constitute a single class, regardless of relative priorities, maturities, conversion rights and other differences, and all kinds of stock of a company preferred over the common stock as to dividends or in liquidation shall be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights, and other differences.

     Although not fundamental policies subject to shareholder vote, the Fund has a policy not to invest in companies for the purpose of exercising control or management; not to invest in equity securities of issuers which are not readily marketable if more than 5% of its assets would be so invested; not to invest in any oil, gas or mineral exploration or development programs; and not to invest in puts, calls, spreads, straddles or combinations thereof. During the past twelve months the Fund has not borrowed any money and has no current intention of doing so in the foreseeable future.

     Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             WHO MANAGES THE FUND?

     Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Unless otherwise indicated, their addresses are 239 S. Fifth Street, Louisville, Kentucky 40202.

Name, Age and Address            Position with the Fund      Other Business Activities in Past 5 Years
-------------------------------  -----------------------  ------------------------------------------------
William B. Faulkner (68)         Director                 President, William Faulkner & Associates,
240 East Plato Blvd.                                      business and institutional adviser since 1986;
St. Paul, Minnesota 55107                                 Consultant to American Hoist & Derrick
                                                          Company, construction equipment
                                                          manufacturer, from 1986 to 1989; prior
                                                          thereto, Vice President and Assistant to the
                                                          President, American Hoist & Derrick
                                                          Company. Director of the other mutual funds
                                                          in the State Bond Group

Chris L. Mahai (39)              Director                 Senior Vice President, Strategic Integration
425 Portland Avenue                                       Unit, Star Tribune/Cowles Media Company,
Minneapolis, Minnesota 55488                              since August 1995; Vice President, Marketing
                                                          Director, Star Tribune, since September 1992;
                                                          from 1990 to 1992, self-employed consultant,
                                                          marketing services; prior thereto, Senior Vice
                                                          President of Corporate Relations and
                                                          marketing, First Bank System, Inc.  Director
                                                          of the other mutual funds in the State Bond
                                                          Group

John R. Lindholm (46)*           Director                 President of Integrity Life Insurance Company
                                                          ("Integrity") and Vice President-Chief
                                                          Marketing Officer of National Integrity Life
                                                          Insurance Company ("National Integrity")
                                                          since November 26, 1993; Executive Vice
                                                          President-Chief Marketing Officer of ARM
                                                          Financial Group, Inc. since July 27, 1993;
                                                          since March 1992 Chief Marketing Officer of
                                                          Analytical Risk Management, L.P.; from June
                                                          1990 to February 1992, Chief Marketing
                                                          Officer and a Managing Director of the ICH
                                                          Capital Management Group, ICH
                                                          Corporation, Louisville, Kentucky; prior
                                                          thereto, Chief Marketing Officer and
                                                          Managing Director for Capital Holding
                                                          Corporation's Accumulation and Investment
                                                          Group.  Director of the other mutual funds in
                                                          the State Bond Group and of The Legends
                                                          Fund, Inc.


Name, Age and Address            Position with the Fund      Other Business Activities in Past 5 Years
-------------------------------  -----------------------  ------------------------------------------------
John Katz (56)                   Director                 Investment banker since January 1991;
10 Hemlock Road                                           Chairman and Chief Executive Officer, Sam's
Hartsdale, NY                                             Restaurant Group, Inc. (a restaurant holding
                                                          company), from June 1991 to August 1992;
                                                          Executive Vice President (from January 1989
                                                          to January 1991) and Senior Vice President
                                                          (from December 1985 to January 1989),
                                                          Equitable Investment Corporation (an indirect
                                                          wholly-owned subsidiary of The Equitable
                                                          Life Assurance Society of the United States,
                                                          through which it owns and manages its
                                                          investment operations).  Director of the other
                                                          mutual funds in the State Bond Group and of
                                                          The Legends Fund, Inc.

Theodore S. Rosky (57)           Director                 Retired since April 1992; Executive Vice
2304 Speed Avenue                                         President, Capital Holding Corporation (from
Louisville, KY                                            December 1991 to April 1992); prior thereto,
                                                          Executive Vice President and Chief Financial
                                                          Officer, Capital Holding Corporation.
                                                          Director of the other mutual funds in the State
                                                          Bond Group and of The Legends Fund, Inc.

Dale C. Bauman (58)              President                Vice President and Sales Manager, SBM
8400 Normandale Lake Blvd.                                Financial Services, Inc., since June 1992;
Suite 1150                                                prior thereto, Vice President and Division
Minneapolis, Minnesota 55437                              Manager, SBM Financial Services, Inc.,
                                                          1980 to June 1992.  President of the other
                                                          mutual funds in the State Bond Group.


Keith O. Martens (56 )           Vice President           Senior Portfolio Manager, ARM Capital
200 Park Avenue, 20th Floor                               Advisors, Inc. since June 14, 1995; Executive
New York, New York 10166                                  Vice President - Investments, SBM Company;
                                                          Vice President State Bond and Mortgage Life
                                                          Insurance Company and SBM Certificate
                                                          Company.  Vice President of the other mutual
                                                          funds in the State Bond Group.

Don W. Cummings (32)             Controller               Controller of ARM Financial Group, Inc.
                                                          since July 15, 1993, and Integrity and
                                                          National Integrity since November 26, 1993.
                                                          Prior to November 26, 1993 he served as
                                                          Controller of ARM, Ltd., a position he held
                                                          from July 1992.  From 1985 to June 1992,
                                                          Mr. Cummings served in various positions
                                                          within Ernst & Young LLP's Insurance
                                                          Industry Accounting and Auditing Practice,
                                                          the last of which was Manager.  Controller of
                                                          the other mutual funds in the State Bond
                                                          Group and of The Legends Fund, Inc.


Name, Age and Address            Position with the Fund      Other Business Activities in Past 5 Years
-------------------------------  -----------------------  ------------------------------------------------
Kevin L. Howard (31)             Vice President and       Assistant General Counsel of ARM Financial
                                 Secretary                Group, Inc. since January 31, 1994; Assistant
                                                          General Counsel of Capital Holding
                                                          Corporation from April 1992 to January 1994;
                                                          Attorney, Greenebaum Doll & McDonald,
                                                          1989 to April 1992.  Vice President and
                                                          Secretary of the other mutual funds in the
                                                          State Bond Group and Secretary of The
                                                          Legends Fund, Inc.

Peter S. Resnik (34)             Treasurer                Treasurer of ARM Financial Group, Inc.,
                                                          Integrity and National Integrity since
                                                          December 1993; employed in various financial
                                                          and operational capacities by Analytical Risk
                                                          Management Ltd. since December 14, 1992;
                                                          Assistant Vice President of the
                                                          Commonwealth Life Insurance Company
                                                          subsidiary of Capital Holding Corporation
                                                          from 1986 to December 1992.  Treasurer of
                                                          the other mutual funds in the State Bond
                                                          Group and of The Legends Fund, Inc.

Pam Freeman (28)                 Assistant Secretary      Financial Analyst with ARM Financial Group,
                                                          Inc. since October 1993; Senior Accountant
                                                          and various other capacities with Ernst &
                                                          Young LLP from 1989 to September 1993.

--------
* Mr. Lindholm is an interested person, as defined in the 1940 Act, by virtue of his positions with ARM Financial Group, Inc.

     Directors and officers of the Fund (including former Directors) received aggregate remuneration of $3,606 during the Fund's fiscal year ended December 31, 1995. Directors and officers of the Fund as a group owned directly or indirectly 4,265.688 shares, or .06% of the Fund's capital stock at December 31, 1995.

     The following table sets forth, for the fiscal year ended December 31, 1995, compensation paid by the Fund to the non-interested Directors and, for the 1995 calendar year, the aggregate compensation paid to the non-interested Directors by all of the funds in the State Bond Group of mutual funds. Directors who are interested persons, as defined in the Investment Company Act of 1940, received no compensation from the Fund.


                         Aggregate           Total Compensation from fund complex
                         Compensation from   including the State Bond Group of Mutual
Name of Director         Fund (a)            Funds
----------------------   ------------------  ----------------------------------------
-------------------------------------------------------------------------------------
William B. Faulkner                   $588                                     $5,778
-------------------------------------------------------------------------------------
Patrick M. Finley                     $576                                     $3,096
-------------------------------------------------------------------------------------
Chris L. Mahai                        $588                                     $3,528
-------------------------------------------------------------------------------------
John Katz(b)                          $588                                     $9,264
-------------------------------------------------------------------------------------
Theodore S. Rosky(b)                  $588                                     $9,264
-------------------------------------------------------------------------------------

(a) There were no pension or retirement benefits accrued for any of the named persons by any of the funds.

(b) Messrs. Katz and Rosky have been directors of the Fund, and the other mutual funds in the State Bond Group, since June 1, 1995. In addition, they are directors of The Legends Fund, Inc., a mutual fund which is advised by the Manager, which may be deemed to be a part of the same fund complex as the State Bond Group of Mutual Funds. From June 1, 1995 through December 31, 1995, these directors each received aggregate compensation from all of the mutual funds in the State Bond Group in the amount of $1,764.

                                  THE MANAGER

     ARM Capital Advisors, Inc. (the "Manager") manages the investments of the Fund and administers its business and other affairs. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166. The predecessor to the Manager was SBM Company, which served as manager of the Fund from the Fund's inception until June 13, 1995. The Manager assumed management of the Fund on June 14, 1995, effective for accounting purposes as of June 1, 1995, following the acquisition of substantially all of the business operations of SBM Company by ARM.

     The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $4 billion.

     The Manager is also manager of The Legends Fund, Inc. and the other mutual funds in the State Bond Group of mutual funds: State Bond Cash Management Fund, State Bond U.S. Government and Agency Fund, State Bond Diversified Fund, State Bond Minnesota Tax-Free Income Fund and State Bond Tax Exempt Fund.

                       MANAGEMENT AGREEMENT AND EXPENSES

     Under the Investment Advisory and Management Agreement (the "Agreement"), dated June 14, 1995, subject to the control of the Board of Directors, the Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services, and executive and other personnel as are necessary for Fund operations. The Manager pays all the compensation of the directors of the Fund who are employees of the Manager and of the officers and employees of the Fund.

     The Fund pays the Manager a management fee for its services, calculated daily and payable monthly, equal to an annual fee of .65 of 1% on the first $100,000,000 of average daily net assets of the Fund, .60 of 1% on the next $100,000,000 of average daily net assets of the Fund and .55 of 1% of average daily net assets of the Fund over $200,000,000. The predecessor to the Manager, SBM Company, was paid the following amounts by the Fund as a management fee during its fiscal years ended December 31, 1995, 1994 and 1993, respectively:
$151,762; $314,793 and $290,564. The Manager received $232,899 from the Fund as a management fee from June 1, 1995, the effective date for accounting purposes on which the Manager commenced its duties as the Fund's investment adviser, through December 31, 1995.

     The Fund pays all its expenses other than those assumed by the Manager, including fees and expenses of independent attorneys and auditors; interest, taxes, governmental fees or membership dues; brokerage commissions or charges; custodian, transfer agent or registrar fees; expenses of preparing share certificates and other expenses of issue, sale, underwriting, distribution, redemption or repurchase of Fund shares; expenses of registering and distributing reports, notices and dividends to shareholders; cost of stationery; costs of stockholder and other meetings; travel expenses of officers, directors and employees; and other normal corporate expenses. However, under the Agreement, the Manager will pay all corporate expenses which, in any one fiscal year, exceed 1 1/2% of the first $30,000,000 of the average daily net assets of the Fund, and 1% of any additional average daily net assets of the Fund, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and fees paid pursuant to the Rule 12b-1 plan. Under the terms of the Agreement, if the Agreement between the Fund and the Manager is terminated, the Fund will eliminate from its corporate name any reference to the name "State Bond".

     Under the regulations of various states in which the Fund's shares are qualified for sale, the amount of annual expenses which the Fund may pay are limited to certain percentages of its average net assets. The most stringent of such requirements limits such expenses, with certain limited categories of expenses excepted, to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% of the remaining average net assets.

     The Agreement was approved by the directors of the Fund, including a majority of the disinterested directors, at a meeting held March 24, 1995, and by the shareholders of the Fund and a meeting held May 15, 1995. The Agreement may be terminated at any time on 60 days' written notice by the Board of Directors, or by vote of a majority of the outstanding shares or by the Manager. The Agreement will terminate automatically upon assignment. The Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of the majority of the outstanding voting shares of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.


                             PLAN OF DISTRIBUTION

     The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which the Fund pays certain expenses of distribution for the Fund's shares and shareholder servicing, as described below.

     SBM Financial Services, Inc. (the "Distributor"), a subsidiary of ARM, acts as distributor of the shares of the Fund and of the other mutual funds in the State Bond Group. Under the Plan the Fund pays the Distributor a monthly fee equivalent on an annual basis to .25 of 1% of the average daily net assets of the Fund. The fee is used to compensate those who provide administration, shareholder service, and distribution assistance, and to pay certain other expenses of selling Fund shares. A portion of the fee may be used for advertising and promotional expenses including, by way of example but not by way of limitation, costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of overhead and other expenses of the Distributor related to the distribution of Fund shares; and payments to, and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other person who provides support services in connection with the distribution of Fund shares, including travel, entertainment, and telephone expenses.

     During the fiscal year ended December 31, 1995 the Distributor received approximately $146,996 in such fees. It utilized these funds approximately as follows: compensation of sales personnel - $96,524; compensation of marketing and distribution-related administrative personnel -$44,086; marketing materials
- $4,669; promotion and travel - $7,901; and miscellaneous -$784. Amounts expended in excess of the $146,996 received by the Distributor were paid for from the Distributor's general funds.

     The arrangements under which the Fund compensates, indirectly, those who provide administration, shareholder service, and distribution assistance, as described above, are set forth in the Plan. The Plan provides:

     (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by the Board of Directors and by the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan;

     (ii) That any person authorized to direct the disposition of moneys paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

     (iii) That it may be terminated at any time by vote of a majority of the members of the Board of Directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting shares of the Fund.


     The Plan provides that it may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the Plan must be approved by the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and have no financial interest in the operation of the Plan or any related agreements. The Fund may implement the Plan only if the selection and nomination of the Fund's disinterested Directors are committed to the discretion of the Fund's existing disinterested Directors. Under the terms of Rule 12b-1, the Fund must preserve copies of any plan, agreement or report made pursuant to the Rule for a period of not less than six years from the date of such plan, the first two years in an easily accessible place.

                                TRANSFER AGENT


     ARM Transfer Agency, Inc. acts as the transfer and dividend disbursing agent for the Fund pursuant to an agreement with the Fund dated February 1, 1996, and is compensated on a transactional basis under a schedule approved by the Fund's Board of Directors. Under this agreement ARM Transfer Agency, Inc. maintains shareholders lists, processes requested account registration changes and stock certificate issuance and redemption requests, administers withdrawal plans, administers mailing and tabulation of Fund proxy solicitations, and administers payment of distributions declared by the Fund. SBM Financial Services, Inc. acted as the Fund's transfer agent pursuant to an agreement with the Fund dated June 14, 1995, and received fees of $44,235 during the Fund's fiscal year ended December 31, 1995. SBM Company, as the Fund's previous transfer and dividend disbursing agent, received the following amounts from the Fund for the fiscal years ended December 31, 1995, 1994, and 1993, respectively:
$32,693; $66,000 and $63,100.

                                   CUSTODIAN

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as portfolio securities custodian for the Fund.

                             INDEPENDENT AUDITORS

     Ernst & Young LLP, independent certified public accountants, have been selected as auditors of the Fund and issue a report on the Fund's financial statements. Their address is One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143.

                            PORTFOLIO TRANSACTIONS


     The Fund paid brokerage commissions as follows for its fiscal years ended December 31, 1995, 1994 and 1993, respectively: $6,366; $44,227 and
$66,329.

     The Fund seeks to execute its portfolio security transactions on the most favorable terms (including the price to be paid for the security) and in the most effective manner possible, giving due consideration to various relevant factors including, without limitation, the size and type of the transaction, the nature and the character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the financial condition and executing and settlement capabilities of the broker, the availability of research and statistical services, the value of such services to the Fund, and the reasonableness of the brokerage commission. The reasonableness of the brokerage commission, in relation to the other factors enumerated, is determined based upon a knowledge of the brokerage community's general rate structure.


     While there is no understanding or agreement to do so, the Fund tries to effect transactions through brokers who furnish the Manager with research or statistical services, when not in conflict with the criteria enumerated above. Typically these research and statistical services include such things as written research reports, statistical computations and compilations, economic forecasts and projections, security recommendations based upon research and analysis, and conferences with the Fund management and Manager. Some of the Fund's brokerage transactions during the fiscal year ended in 1995 were directed to certain brokers as a part of understandings with these brokers to provide research and statistical services. These transactions amounted to approximately $2,118,242 with resulting commissions of approximately $2,766. It is felt that these transactions met the portfolio brokerage criteria enumerated above.

     Where portfolio transactions are executed by brokers who provide research and statistical services, it is possible that the Fund may incur a somewhat higher brokerage commission expense under certain circumstances than if the same portfolio transaction was executed by a broker who does not provide such services. To the extent that this is the case, it is authorized by law where the value of the brokerage and research services charged is reasonable in relation to the commission charged, and it has been authorized by the Board of Directors of the Fund.


     The Manager also serves as investment adviser for [six] other mutual funds. To the extent that the Fund may pay a somewhat higher brokerage commission on a trade because it is executed by a broker which also provides research and statistical services, it is possible that said brokerage commission may also be of value to one of the other mutual funds. However, it is felt that this possibility of mutual benefit is not capable of measurement. The Manager deems the availability of these research and statistical services to be of considerable value to the Fund.

     During the Fund's most recent fiscal year, the Fund did not purchase any securities issued by the following categories of brokers, or their parent companies: (1) the ten brokers who executed the largest dollar amounts of the Fund's portfolio transactions; (2) the ten brokers who executed the largest dollar amounts of principal transactions with the Fund; or (3) the ten brokers who hold the largest dollar amounts of the Fund's shares.

                              PURCHASE OF SHARES

What Reductions Are Provided?
----------------------------

     Volume discounts are provided if the total amount being invested in shares of the Fund alone, or in any combination of shares of the Fund and the other funds in the State Bond Group having a sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

     The Right of Accumulation allows you to combine the amount being invested in shares of the Fund and the other mutual funds in the State Bond Group having a sales charge with the total net asset value of shares of those mutual funds already owned and the total net asset value of shares you own of State Bond Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the State Bond Group to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of State Bond Cash Management Fund acquired in an exchange, will be taken into account in orders placed, however, only if the Distributor is notified by you or your dealer of the amount owned at the time your purchase is made and is furnished sufficient information to permit confirmation.


     The schedule of sales charges is also applicable to the aggregate amount of purchases made by a single person within a period of 13 months pursuant to a written Purchase Intention and Price Agreement (the "Letter of Intent") provided by the Distributor. The Letter of Intent provides for a price adjustment applicable to the amount of intended purchases specified in the Letter of Intent based upon the amount of purchases specified plus the total net asset value of the shares of the other mutual funds in the State Bond Group already owned that have a sales charge and the total net asset value of the shares owned of State Bond Cash Management Fund which were acquired through an exchange of shares. The investor considering the possibility of signing such a Letter of Intent should read it carefully. The schedule of sales charges applicable to all amounts invested under the Letter of Intent is computed as if the aggregate amount had been invested immediately. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of the Letter of Intent. Shares with a net asset value equal to 5% of the minimum purchase amount specified are held in escrow to be applied toward any sales charge deficiency that might result if the Letter of Intent is not completed. The shares so held may be redeemed and proceeds thereof used as required to pay additional sales charges which may be due if the amount of purchases by such person during the 13 month period aggregates less than the amount specified in the Letter of Intent. Escrow shares not redeemed will be delivered to the investor upon completion of purchases under the Letter of Intent.

     If the gross amount invested within the 13 month period covered by the Letter of Intent exceeds the specified purchase amount and reaches a level allowing a smaller sales charge, a price adjustment will be made on the day it reaches the new level. The Letter of Intent is not a binding agreement upon the investor to purchase, or the Fund to sell, the full indicated amount.

Who Is Entitled To Reductions?
-----------------------------


     Reductions in sales charges apply to purchases by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account, including employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code").

                     HOW IS THE OFFERING PRICE DETERMINED?


     The public offering price is determined by dividing the Fund's current net asset value per share (as described under "How is Net Asset Value Per Share Determined?") by the sales charge percentage applicable to the transaction. The following sample calculation is based upon the total net assets of the Fund on December 31, 1995 of $63,841,290 and the total shares of the Fund outstanding as of that date of 6,756,913 and a transaction with an applicable sales charge of the maximum 4.75%.

     Net Asset Value Per Share
       ($63,841,290 divided by 6,756,913         $ 9.45
          shares outstanding)                    ======


     Maximum Offering Price Per Share
       ($9.45 divided by .9525)                  $ 9.92
                                                 ======


                          HOW ARE SHARES DISTRIBUTED?


     SBM Financial Services, Inc., a subsidiary of ARM, acts as distributor of the shares of the Fund and of the other mutual funds in the State Bond Group.
As distributor of the Fund's capital stock, SBM Financial Services, Inc. allows concessions to all dealers up to 4.25% on purchases to which the 4.75% sales charge applies. The Distributor also pay sales commission to its own agents who sell Fund shares. The Distributor retains the balance of sales charges paid by investors. The sales charges paid by investors received by the Distributor amounted to the following amounts for the Fund's fiscal years ended in 1995, 1994 and 1993, respectively: $47,941; $45,811 and $55,787.

     The agreement between the Fund and the Distributor provides that the Distributor will pay certain expenses such as printing costs of prospectuses and Statements of Additional Information used in offering shares to prospective investors, applications and confirmations, and all other expenses in connection with the issuance and sale of the Fund's shares. The Fund will pay the costs of registering and qualifying shares for sale and of preparing, setting in print, and printing and distributing prospectuses to existing shareholders.

                        HOW CAN YOU "SELL" YOUR SHARES?

     The procedure for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus.

     In unusual circumstances, payment may be postponed, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission.

     The Fund has committed itself to pay in cash all requests for redemptions by the shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. Requests for redemption in excess of the above limits may be paid in whole or in part, in portfolio securities or in cash, as the Board of Directors may deem advisable; however, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If requests for redemption are paid in portfolio securities, such securities would be valued in accordance with the procedures described under "How Is Net Asset Value Per Share Determined?". A shareholder would likely incur brokerage expenses if he converted these securities to cash.

                  HOW IS NET ASSET VALUE PER SHARE DETERMINED?


     Net asset value per Fund share is determined as of the close of the New York Stock Exchange on each day that the New York Stock Exchange is open for business. The New York Stock Exchange is closed on Saturdays and Sundays and is also closed in observance of the following holidays: New Year's Day, Washington's Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding.

     Securities owned by the Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value determined by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, the mean of the latest closing bid and asked prices. Short-term holdings are valued at cost plus accrued interest which approximates current market value.

                      WHAT IS THE TAX STATUS OF THE FUND?


     The Fund has fulfilled during its most recent fiscal year, and intends to continue to fulfill, the requirements of subchapter M of the Code to qualify as a regulated investment company, and so long as it remains so qualified, it will not be liable for Federal income tax to the extent that it distributes all of its net taxable and non-taxable income to shareholders.

                 WILL THE FUND WITHHOLD TAXES ON DISTRIBUTIONS?

     Under Federal law, the Fund is required, subject to certain exceptions, to withhold and remit to the U.S. Treasury 31% of dividends paid and other reportable payments on an account if the holder of the account provides the Fund with either an incorrect tax identification number or no number at all, or fails to certify to the Fund that he is not subject to such withholding.


                              GENERAL INFORMATION

     State Bond Common Stock Fund is a diversified, open-end management investment company, or mutual fund, incorporated in Maryland in 1961. The Fund is currently the sole investment portfolio of State Bond Equity Funds, Inc.

     Under Maryland law, each director of State Bond Equity Funds, Inc. owes certain duties to the Fund and its shareholders. Maryland law provides that a director shall "perform his duties as a director in good faith, in a manner he reasonably believes to be in the best interests of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances." Fiduciary duties of a director of a Maryland corporation include, therefore, both a duty of "loyalty" (to act in good faith and in a manner reasonably believed to be in the best interest of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would use under similar circumstances). Maryland law allows Maryland corporations to eliminate or limit the personal liability of a director or an officer to the corporation or its shareholder for monetary damages for breach of the fiduciary duty of "care".

     The Amended and Restated Articles of Incorporation of State Bond Equity Funds, Inc. contain a provision eliminating liability of directors and officers to the corporation or its shareholders to the fullest extent permitted by Maryland law. Therefore, directors and officers of State Bond Equity Funds, Inc. will not be liable for monetary damages to the Fund or its shareholders for breach of the duty of care. However, such elimination of Maryland law regarding a director's duty of care does not permit the elimination or limitation of liability (1) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services for the amount of the benefit or profit in money, property or services actually received; (2) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (3) for any action or failure to act occurring prior to February 18, 1988. In addition, due to the provisions of the Investment Company Act of 1940, shareholders would still have a right to pursue monetary claims against directors or officers for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of their duties as directors or officers.

                              FINANCIAL STATEMENTS

                    [Insert Financials and Auditor's Report]

INDEPENDENT AUDITORS' REPORT


Board of Directors of State Bond Equity Funds, Inc.
 and Shareholders of State Bond Common Stock Fund

We have audited the accompanying balance sheet and statement of net assets of State Bond Common Stock Fund (the Fund) as of December 31, 1994 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Bond Common Stock Fund as of December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

January 23, 1995 (Except for Note E, dated February 16, 1995)
Minneapolis, Minnesota

                               INVESTMENT RECORD

The chart below illustrates the annual changes in the value of an assumed investment of $10,000 for the period from May 22, 1962 (inception date), to December 31, 1995. This period was one of fluctuating common stock prices. The results shown should not be considered as a representation of the distributions from net investment income or net realized gain which may be realized from an investment made in the Fund today.



                             [GRAPH APPEARS HERE]


                All Dividends &      Distributions from        Value of
     Date       Distributions        Net Realized Gain      Original Shares
     ----       ---------------      ------------------     ---------------
    5/22/62       $ 9,523.81             $ 9,523.81           $ 9,523.81
   12/31/62        10,866.67              10,819.05            10,819.05
   12/31/63        13,152.61              12,935.94            12,742.86
   12/31/64        15,441.41              15,027.71            14,514.29
   12/31/65        18,637.87              17,949.00            16,800.00
   12/31/66        18,409.74              17,527.66            15,847.62
   12/31/67        24,533.18              23,136.01            20,190.48
   12/31/68        28,923.25              27,050.55            21,523.81
   12/31/69        26,943.11              24,858.32            19,200.00
   12/31/70        25,719.03              23,181.37            17,904.76
   12/31/71        30,859.22              27,423.07            21,180.95
   12/31/72        34,781.93              30,674.76            22,895.24
   12/31/73        27,528.31              23,326.92            16,914.29
   12/31/74        18,753.89              15,983.26            11,276.19
   12/31/75        25,087.16              20,951.03            14,780.95
   12/31/76        30,598.02              25,108.84            17,714.29
   12/31/77        27,104.35              21,707.00            15,314.29
   12/31/78        29,815.46              23,110.93            16,304.76
   12/31/79        35,294.97              26,674.77            18,819.05
   12/31/80        45,388.45              33,370.46            23,542.86
   12/31/81        42,414.96              29,939.74            20,685.72
   12/31/82        50,446.94              34,289.75            21,638.10
   12/31/83        53,962.94              35,782.14            22,171.43
   12/31/84        50,749.01              32,978.19            19,390.48
   12/31/85        65,334.86              41,669.16            24,000.00
   12/31/86        74,443.51              46,816.84            24,190.48
   12/31/87        79,028.14              48,863.69            23,276.19
   12/31/88        86,822.51              52,706.52            23,733.33
   12/31/89       123,674.40              73,672.93            30,857.14
   12/31/90       124,816.82              72,944.62            27,961.91
   12/31/91       166,569.01              96,010.03            35,161.91
   12/31/92       167,792.73              95,652.77            33,180.95
   12/31/93       170,866.80              96,354.86            30,133.33
   12/31/94       178,236.74              99,435.50            29,295.24
   12/31/95       228,396.00             126,372.00            36,000.00

-Total value assuming reinvestment of all dividends and distributions--$228,396

-Total value assuming reinvestment of distributions from net realized gain--
 $126,372 (an additional $22,214 received in cash dividends)

-Value of original shares--$36,000


The chart above and the table on the following page assume the applicability of the current maximum sales charge of 4.75% throughout the life of the Fund, although the maximum sales charge was higher prior to March 1, 1990. Future performance of the Fund will be affected by the establishment of a Rule 12b-1 plan, effective May 1, 1990, under which Fund assets may be used to pay distribution costs. Initial net asset value is the amount received by the Fund after deducting from the cost of investment the 4.75% sales charge described in the prospectus. There is no sales charge on distributions taken in shares. No adjustment has been made for any income taxes payable by shareholders on distributions received in shares.


THE AVERAGE ANNUAL TOTAL RETURN FOR THE ONE, FIVE, AND TEN YEAR PERIODS ENDED DECEMBER 31, 1995, WAS 22.11%, 11.74%, AND 12.79%, RESPECTIVELY. The performance data quoted represents only past performances which is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                                     RESULTS ASSUMING REINVESTMENT
                                                                          OF NET REALIZED GAIN
                                     PER SHARE DATA*                      DISTRIBUTIONS ONLY**
                      ----------------------------------------       -----------------------------
   YEAR                NET        NET REALIZED
   ENDED              ASSET           GAIN            DIVIDEND       NET REALIZED          CASH
DECEMBER 31           VALUE       DISTRIBUTION         INCOME           GAIN***          DIVIDENDS
--------------------------------------------------------------       -----------------------------
1962                 $2.84           $   -             $.013          $        -        $    47.62
1963                  3.35            .050              .040              190.48            152.38
1964                  3.81            .075              .040              290.04            154.69
1965                  4.41            .140              .045              552.20            177.49
1966                  4.16            .150              .050              610.51            203.50
1967                  5.30            .190              .050              800.54            210.67
1968                  5.65            .569              .050            2,483.85            218.27
1969                  5.04            .150              .070              718.16            335.14
1970                  4.70               -              .100                   -            493.22
1971                  5.56               -              .075                   -            369.92
1972                  6.01            .195              .045              961.78            229.68
1973                  4.44            .306              .055            1,561.81            296.98
1974                  2.96               -              .070                   -            377.98
1975                  3.88               -              .080                   -            431.98
1976                  4.65               -              .080                   -            431.98
1977                  4.02               -              .100                   -            539.97
1978                  4.28               -              .140                   -            755.97
1979                  4.94               -              .120                   -            647.97
1980                  6.18               -              .160                   -            863.97
1981                  5.43            .125              .230              674.97          1,268.17
1982                  5.68            .445              .190            2,453.63          1,147.01
1983                  5.82            .105              .150              633.88            922.22
1984                  5.09            .296              .100            1,819.85            647.90
1985                  6.30            .107              .110              693.25            727.56
1986                  6.35            .707              .100            4,789.83            683.88
1987                  6.11            .510              .122            3,760.09            899.48
1988                  6.23            .355              .118            2,877.37            955.48
1989                  8.10            .597              .155            5,050.69          1,311.32
1990                  7.34            .679              .157            6,175.79          1,427.98
1991                  9.23            .416              .123            4,134.19          1,222.37
1992                  8.71            .489              .097            5,086.56          1,008.99
1993                  7.91            .868              .093            9,535.63          1,021.32
1994                  7.69            .474              .085            5,771.40          1,035.76
1995                  9.45            .323              .077            4,179.14            995.65
                                                                      ----------------------------
                                                                      $65,805.64        $22,214.47
                                                                      ============================

*   Per share amounts reflect a 2 for 1 stock split on March 11, 1966.
**  Based upon an investment of $10,000 on May 22, 1962 (inception date).
*** This amount represents each years net realized gain distribution assuming all previous capital gain distributions were reinvested.

If all dividends and distributions had been taken in cash, the value of the account on December 31, 1995, would have been $36,000. A total of $12,532 in net investment income and $31,699 in net realized gains would have been paid to the shareholders.

                         State Bond Common Stock Fund

                            Schedule of Investments

                               December 31, 1995


                                                      NUMBER OF
                                                       SHARES         VALUE
                                                      ---------    -----------
COMMON STOCKS (91.2%)

CHEMICALS AND ALLIED PRODUCTS (3.3%)
  International Flavors and Fragrances, Inc.            21,000     $ 1,008,000
  Morton International, Inc.                            30,000       1,076,250
                                                                   -----------
                                                                     2,084,250

COMMUNICATIONS (5.4%)
  Lin Television Corporation (a)                         7,000         210,000
  MCI Communications Corporation                        40,000       1,047,500
  Nextel Communications, Inc. (a)                       20,000         296,250
  Sprint Corporation                                    20,550         819,431
  Telefonos de Mexico, S.A.                             10,000         318,750
  Telephone & Data Systems, Inc.                        10,000         395,000
  Vodafone Group                                        10,000         352,500
                                                                   -----------
                                                                     3,439,431

CONSUMER PRODUCTS (4.0%)
  American Greetings Corporation                        20,000         553,750
  Anheuser-Busch Companies, Inc.                        30,000       2,006,250
                                                                   -----------
                                                                     2,560,000

DEPOSITORY INSTITUTIONS (2.0%)
  Mellon Bank Corporation                               15,000         806,250
  Signet Bank Corporation                               20,000         475,000
                                                                   -----------
                                                                     1,281,250
DRUGS AND PHARMACEUTICALS (3.7%)
  Bristol-Meyers Squibb Company                         15,000       1,288,125
  Schering-Plough Corporation                           20,000       1,095,000
                                                                   -----------
                                                                     2,383,125

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (11.3%)
  Arrow Electronics, Inc. (a)                           10,000         431,250
  Cisco Systems, Inc. (a)                               10,000         746,875
  DSC Communications Corporation (a)                    20,000         740,000
  General Electric Company                              40,000       2,880,000
  General Instrument Corporation (a)                    20,000         467,500


                                                      NUMBER OF
                                                       SHARES         VALUE
                                                      ---------    -----------
COMMON STOCKS (CONTINUED)

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (11.3%)
  (CONTINUED)
  Hewlett-Packard Company                                6,000         502,500
  Motorola, Inc.                                        20,000       1,140,000
  Newbridge Networks Corporation (a)                     8,000         331,000
                                                                   -----------
                                                                     7,239,125

ENERGY (6.0%)
  Burlington Resources, Inc.                            15,000         588,750
  El Paso Natural Gas Company                           25,000         709,375
  Phillips Petroleum Company                            25,000         853,125
  Royal Dutch Petroleum Company                         12,000       1,693,500
                                                                   -----------
                                                                     3,844,750

FINANCIAL SERVICES (10.2%)
  Capital One Financial                                 20,000         477,500
  Federal National Mortgage Association                 15,000       1,861,875
  Green Tree Financial Corporation                      60,000       1,582,500
  MGIC Investment Corporation                           20,000       1,085,000
  Reuters Holding PLC                                   10,000         553,125
  The Travelers Group, Inc.                             15,000         943,125
                                                                   -----------
                                                                     6,503,125

FOOD AND KINDRED PRODUCTS (6.2%)
  Archer-Daniels-Midland Company                        26,045         468,810
  CPC International                                     20,000       1,372,500
  ConAgra, Inc.                                         12,000         495,000
  Sara Lee Corporation                                  50,000       1,593,750
                                                                   -----------
                                                                     3,930,060

HOTELS (1.2%)
  Marriott International, Inc.                          20,000         765,000

HOUSEHOLD PRODUCTS (8.7%)
  The Gillette Company                                  40,000       2,085,000
  Procter & Gamble Company                              30,000       2,490,000
  Rubbermaid, Inc.                                      40,000       1,020,000
                                                                   -----------
                                                                     5,595,000

                         State Bond Common Stock Fund


                                                      NUMBER OF
                                                       SHARES         VALUE
                                                      ---------    -----------

COMMON STOCKS (CONTINUED)

INSURANCE CARRIERS (6.5%)
  American International Group, Inc.                    33,750     $ 3,121,875
  MBIA Inc.                                              8,000         600,000
  Providian Corporation                                 10,000         407,500
                                                                   -----------
                                                                     4,129,375
LEISURE TIME (4.2%)
  Carnival Corporation                                  10,000         243,750
  Tele Communications Inc.                              15,000         299,063
  Time Warner, Inc.                                     25,000         946,875
  Walt Disney Company                                   20,000       1,180,000
                                                                   -----------
                                                                     2,669,688

MEDICAL PRODUCTS (5.4%)
  Abbott Laboratories                                   30,000       1,252,500
  Medtronic, Inc.                                       40,000       2,235,000
                                                                   -----------
                                                                     3,487,500
MISCELLANEOUS RETAIL (2.7%)
  Dayton Hudson Corporation                             11,000         825,000
  Fingerhut Companies, Inc.                             20,000         277,500
  Home Depot, Inc.                                      10,000         478,766
  Wal-Mart Stores, Inc.                                  8,000         179,000
                                                                   -----------
                                                                     1,760,266

OFFICE EQUIPMENT AND TECHNOLOGY (4.3%)
  Autodesk, Inc.                                         8,000         274,000
  EMC Corporation (a)                                   10,000         153,750
  Microsoft Corporation (a)                             12,000       1,053,750
  Oracle Systems Corporation (a)                        30,000       1,271,250
                                                                   -----------
                                                                     2,752,750

PRINTING AND PUBLISHING (0.5%)
  Tribune Company                                        5,000         305,625



                                                      NUMBER OF
                                                      SHARES OR
                                                      PRINCIPAL
                                                        AMOUNT        VALUE
                                                      ---------    -----------
COMMON STOCKS (CONTINUED)

SERVICES (5.0%)
  CUC International Inc. (a)                            15,000     $   511,875
  Columbia HCA Healthcare Corporation                   15,000         761,250
  First Data Corporation                                15,000       1,003,125
  WMX Technologies Inc.                                 30,000         896,250
                                                                   -----------
                                                                     3,172,500

TRANSPORTATION (0.6%)
  Goodyear Tire & Rubber Company                         8,000         363,000
                                                                   -----------

TOTAL COMMON STOCK
  (Cost $26,844,522)                                                58,265,820


SHORT-TERM SECURITIES (8.8%)
  American Express Credit Corporation, 5.60% due
    01/03/96                                        $1,725,000       1,724,464
  Ford Motor Credit Company, 5.92% due 01/05/96      1,500,000       1,499,013
  Sears Roebuck Acceptance Corporation, 5.65% due
    01/09/96                                         2,400,000       2,396,986
                                                                   -----------

TOTAL SHORT-TERM SECURITIES
  (Cost $5,620,463)                                                  5,620,463
                                                                   -----------

TOTAL INVESTMENTS (100.0%)
  (Cost $32,464,985)(b)                                            $63,886,283
                                                                   ===========

(a) Non-income producing.
(b) Also represents cost for federal income tax purposes.

See accompanying notes.

                          State Bond Common Stock Fund

                      Statement of Assets and Liabilities

                               December 31, 1995

ASSETS
Investment in securities, at value (cost $32,464,985)
 (Note 1)-See accompanying schedule                      $63,886,283
Dividends receivable                                          75,031
                                                         -----------
TOTAL ASSETS                                              63,961,314

LIABILITIES
Cash overdraft                                                56,229
Payable to affiliates                                         58,338
Other payables and accrued expenses                            5,457
                                                         -----------
TOTAL LIABILITIES                                            120,024
                                                         -----------

NET ASSETS                                               $63,841,290
                                                         ===========

Net Assets consist of:
   Paid-in capital                                       $32,415,157
   Undistributed net investment income                         4,835
   Net unrealized appreciation on investment securities   31,421,298
                                                         -----------

NET ASSETS, for 6,756,913 shares outstanding             $63,841,290
                                                         ===========

NET ASSET VALUE and redemption price per share           $      9.45
                                                         ===========
Maximum offering per share (includes maximum sales
  charge of 4.75%--reduced on purchases of $50,000
  or more)                                               $      9.92
                                                         ===========

See accompanying notes.

                         State Bond Common Stock Fund

                            Statement of Operations

                         Year Ended December 31, 1995

INVESTMENT INCOME
  Dividends                                              $   897,942
  Interest                                                   311,032
                                                         -----------
    Total investment income                                1,208,974

EXPENSES (Note 2)
  Investment advisory and management fees                    384,661
  Rule 12b-1 plan fees                                       146,996
  Transfer agent fees                                         76,928
  Shareholders' reports                                       10,389
  Professional fees                                           26,607
  Custodian fees                                              17,842
  Other expenses                                              33,162
                                                         -----------
    Total expenses                                           696,585
                                                         -----------
Net investment income                                        512,389

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1)
  Net realized gain on investments                         2,106,098
  Change in unrealized appreciation on investment
    securities                                            11,820,148
                                                         -----------
Net realized and unrealized gain on investments           13,926,246
                                                         -----------

Net increase in net assets resulting from operations     $14,438,635
                                                         ===========

See accompanying notes.

                          State Bond Common Stock Fund

                      Statements of Changes in Net Assets

                                                                YEAR ENDED DECEMBER 31,
                                                                 1995           1994
                                                              --------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                       $   512,389    $   512,647
  Net realized gain on investments                              2,106,098      3,051,234
  Net unrealized appreciation (depreciation)                   11,820,148       (974,788)
                                                              --------------------------
    Net increase in net assets resulting from operations       14,438,635      2,589,093

Distributions to shareholders from:
  Net investment income                                          (507,344)      (509,988)
  Net realized gain                                            (2,106,757)    (3,054,183)
                                                              --------------------------
    Total distributions to shareholders                        (2,614,101)    (3,564,171)

Capital share transactions:
  Proceeds from sales of shares                                 1,624,108      1,409,259
  Proceeds from reinvested dividends                            2,521,416      3,419,979
  Net proceeds from 1,135,278 shares issued in exchange
   for net assets of State Bond Progress Fund (Note 5)                  -      8,605,437
  Cost of shares redeemed                                      (4,832,123)    (4,248,413)
                                                              --------------------------
    Net increase (decrease) in net assets resulting from
     share transactions                                          (686,599)     9,186,262
                                                              --------------------------

Total increase in net assets                                   11,137,935      8,211,184

NET ASSETS
Beginning of period                                            52,703,355     44,492,171
                                                              --------------------------

End of period (including undistributed net investment
  income of $4,835 and overdistributed net investment
  income of $425, respectively)                               $63,841,290    $52,703,355
                                                              ==========================

OTHER INFORMATION
Shares:
  Sold                                                            186,971        177,547
  Issued through reinvestment of dividends                        266,744        444,355
  Net shares from State Bond Progress Fund acquisition                  -      1,135,278
  Redeemed                                                       (549,831)      (531,348)
                                                              --------------------------
    Net increase (decrease)                                       (96,116)     1,225,832
                                                              ==========================

See accompanying notes.

                          State Bond Common Stock Fund

                              Financial Highlights


                                                         YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------
                                            1995       1994       1993       1992       1991
                                           ---------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
 of period                                 $  7.69    $  7.91    $  8.71    $  9.23    $  7.34
Income from investment
 operations:
 Net investment income                         .08        .09        .09        .10        .12
 Net realized and unrealized
  gain (loss) on investments                  2.08        .25        .07       (.03)      2.31
                                           ---------------------------------------------------
 Total from investment
  operations                                  2.16        .34        .16        .07       2.43
Less distributions:
 From net investment income                   (.08)      (.09)      (.09)      (.10)      (.12)
 From net realized gain                       (.32)      (.47)      (.87)      (.49)      (.42)
                                           ---------------------------------------------------
  Total distributions                         (.40)      (.56)      (.96)      (.59)      (.54)
                                           ---------------------------------------------------

Net asset value, end of period             $  9.45    $  7.69    $  7.91    $  8.71    $  9.23
                                           ===================================================

TOTAL RETURN*                                28.14%      4.32%      1.83%      0.74%     33.45%

RATIOS AND SUPPLEMENTAL
 DATA
Net assets, end of period (in
 thousands)                                $63,841    $52,703    $44,492    $46,331    $46,882
Ratio of expenses to average net
 assets                                       1.18%      1.22%      1.22%      1.21%      1.22%
Ratio of net investment income
 to average net assets                         .87%      1.06%      1.05%      1.10%      1.45%
Portfolio turnover rate                          2%        16%**      26%         8%         9%


*  Total returns do not consider the effects of the one time sales charge.
** Does not include the effects of the acquisition of the State Bond Progress
   Fund (Note 5).

                         State Bond Common Stock Fund

                         Notes to Financial Statements

                               December 31, 1995


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The State Bond Common Stock Fund (the "Fund") is the only investment portfolio of State Bond Equity Funds, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund seeks to produce long-term capital appreciation by investing primarily in common stocks.

On June 14, 1995, ARM Financial Group, Inc. ("ARM") completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM"). As part of the acquisition, ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a subsidiary of ARM, assumed the responsibilities of SBM as manager of the Fund. The Investment Advisory and Management Agreement between the Fund and ARM Capital Advisors contains the same material terms and conditions (including the fees payable to ARM Capital Advisors) as are contained in the Fund's prior Investment Advisory and Management Agreement with SBM.

As part of the acquisition, ARM acquired all of the issued and outstanding common stock of SBM Financial Services, Inc. ("SBM Financial Services"), the Fund's distributor. Effective June 14, 1995, SBM Financial Services also became the transfer agent for the Fund. Prior to the acquisition SBM functioned as the transfer agent for the Fund.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

INVESTMENTS IN SECURITIES

Securities listed on national securities exchanges are valued at closing market quotations at the end of each day. Unlisted securities are valued at the mean between bid and asked prices as quoted in the over-the-counter market. Short-term securities are valued at cost plus accrued interest, which approximates market value. Security transactions are accounted for on the date the order to buy or sell is executed, and dividends declared but not received are accrued on the ex-dividend date. Realized gains or losses from security transactions are determined on the basis of specific identification.

At December 31, 1995, net unrealized appreciation on a Federal income tax basis was $31,421,298, which is comprised of unrealized appreciation of $32,119,813 and unrealized depreciation of $698,515.

INCOME TAX STATUS AND RELATED MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income and net realized gains. Therefore, no provision for federal or state income taxes is required.

Dividends paid by the Fund from net investment income are taxable as ordinary income on the shareholder's tax return. The portion of the ordinary income dividends (including net short-term capital gains) attributable to the fiscal year ended December 31, 1995, that qualified for the dividends received deduction for corporate shareholders was 100%. The Fund has designated $2,106,098 as a capital gain dividend for the purpose of the dividends paid deduction.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are paid semi-annually. The Fund distributes substantially all of its taxable net realized gain on investment securities annually. Dividends and distributions are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisors is the Fund's investment adviser. The investment advisory fee is computed at the annual rate of .65% on the first $100 million of average daily net assets of the Fund, .60% on the next $100 million of average daily net assets of the Fund and .55% of the average daily net assets of the Fund in excess of $200 million. In addition, the Fund pays .25% of the average daily net assets to SBM Financial Services under a Rule 12b-1 plan of share distribution. ARM Capital Advisors has voluntarily agreed to reimburse the Fund for expenses (including the advisory fee but excluding taxes) in excess of 1.5% of the first $30 million of the average daily net assets of the Fund and 1.0% of the average daily net assets in excess of $30 million. No such reimbursements were required during the year ended December 31, 1995.

                         State Bond Common Stock Fund

2. INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES (CONTINUED)

Fees paid to SBM Financial Services for underwriting services in connection with sales of the Fund's capital shares aggregated $47,941 for the fiscal year ended December 31, 1995. Such fees are not an expense of the Fund and are excluded from the proceeds received by the Fund for sales of its capital shares.

Certain officers and directors of the Fund are also officers of ARM, ARM Capital Advisors, and SBM Financial Services.

3. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and proceeds from sales of securities, excluding short-term investments, during the fiscal year ended December 31, 1995, amounted to $1,042,989 and $4,160,414, respectively.

4. CAPITAL SHARES

At December 31, 1995, the Fund had authority to issue ten billion shares of common stock, with a par value of $.00001 each.

5. ACQUISITION OF STATE BOND PROGRESS FUND

On June 24, 1994, the State Bond Common Stock Fund acquired all the net assets of the State Bond Progress Fund pursuant to a plan of reorganization approved by the State Bond Progress Fund shareholders on June 24, 1994. The acquisition was accomplished by a tax-free exchange of 1,135,278 shares of the State Bond Common Stock Fund (valued at $8,605,437) for the 759,974 shares of the State Bond Progress Fund outstanding on June 24, 1994. The State Bond Progress Fund's net assets at that date ($8,605,437), including $3,146,451 of unrealized appreciation on investment securities, were combined with those of the State Bond Common Stock Fund. The aggregate net assets of the State Bond Common Stock Fund and the State Bond Progress Fund immediately before the acquisition were $41,858,580 and $8,605,437, respectively.

                        Report of Independent Auditors

The Board of Directors and Shareholders
State Bond Common Stock Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the State Bond Common Stock Fund (the "Fund") as of December 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1994 and financial highlights for each of the four years in the period ended December 31, 1994 of the State Bond Common Stock Fund were audited by other auditors whose report dated January 23, 1995 expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Bond Common Stock Fund at December 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                                /s/ ERNST & YOUNG LLP

Kansas City, Missouri
January 26, 1996

                                     PART C
                               OTHER INFORMATION

                         STATE BOND EQUITY FUNDS, INC.



Item 24.  Financial Statements and Exhibits
-------------------------------------------
 (a) Financial Statements and Independent Auditors' Reports:
       Included in Part A:
         Financial Highlights for each year in the ten
         year period ended December 31, 1995
       Included in Part B:
         Schedule of Investments - December 31, 1995
         Statement of Assets and Liabilities -
           December 31, 1995
         Statement of Operations - Year ended December 31,
           1995
         Statements of Changes in Net Assets - Years ended
           December 31, 1995 and 1994
         Financial Highlights for each period in the five years
           ended December 31, 1995
         Notes to Financial Statements
         Independent Auditors' Reports

 (b) Exhibits
    (1) Articles of Incorporation - filed as an exhibit to Post-Effective Amendments Nos. 56 and 18 to Form N-1A Registration Statement of State Bond Equity Funds, Inc. on February 24, 1994, File Nos. 2-19600 and 811-1138 respectively, and incorporated herein by reference.
    (2)  Bylaws - filed as an exhibit to Post-Effective
           Amendments Nos. 56 and 18 to Form N-1A Registration Statement of State Bond Equity Funds, Inc. on February 24, 1994, File Nos. 2-19600 and 811-1138 respectively, and incorporated herein by reference.
    (3)  Not applicable.
    (4) See generally Article IV of the Articles of Incorporation and Articles II and VII of the Bylaws filed as exhibits to Post-Effective Amendments Nos. 56 and 18 to Form N-1A Registration Statement of State Bond Equity Funds, Inc. on February 24, 1994, File Nos. 2-19600 and 811-1138 respectively, and incorporated herein by reference.
    (5)  Investment Advisory Contract - filed as an exhibit hereto.
    (6)  (a)  Underwriting Agreement - filed as an exhibit hereto.

         (b) Form of Agreements between principal underwriter and dealers filed as an exhibit to the Registration Statement on Form N-1A of State Bond Securities Funds, Inc., on September 27, 1993, File No. 2-30162 and incorporated herein by reference.
    (7)  Not applicable.
    (8)  Custodian Agreement - filed as an exhibit hereto.
    (9)  Administration Agreement (Transfer Agent Agreement)
           - filed as an exhibit hereto.
   (10)  Opinion of Counsel - filed as an exhibit hereto.
   (11)  Other opinions, appraisals or rulings, and consents.
         (i)  Independent Auditors' Consent:
              Ernst & Young LLP dated February 26, 1996
         (ii) Independent Auditors' Consent: Deloitte & Touche LLP dated February 26, 1996
   (12)  Not applicable.
   (13) Purchase agreement form signed by initial stockholders - filed as an exhibit to Amendment #39 to Form N-1 on November 12, 1979,
           File #2-19600, and incorporated herein by reference.
   (14) Copy of prototype defined contribution plan - filed as an exhibit to Amendment #20 to Form N-1A of State Bond Securities Funds, Inc. on September 27, 1993, File No. 2-30162 and incorporated herein by reference.
   (15) Plan pursuant to Rule 12b-1 - filed as an Exhibit to Post-Effective Amendments Nos. 56 and 18 to Form N-1A Registration Statement of State Bond Equity Funds, Inc. on February 24, 1994, File Nos.
           2-19600 and 811-1138 respectively, and incorporated herein by reference.
   (16)  Computation of Performance Quotations - filed as an exhibit hereto.
   (17) Other Exhibits - Power of Attorney dated July 31, 1995 - filed as an exhibit hereto.
   (18)  Not applicable.
   (27)  Financial Data Schedule - filed as an exhibit hereto.

Item 25.  Persons Controlled by or under Common Control with Registrant
-----------------------------------------------------------------------

   None

Item 26.  Number of Holders of Securities
-----------------------------------------
                                                   Number of Record Holders
   Title of Class                                    (within last 90 days)
   --------------                                  ------------------------
 common - $.00001 par                             5,497 as of December 31, 1995

Item 27.  Indemnification
-------------------------

Article VII, Section 1 of the Amended and Restated Articles of Incorporation of the Registrant provides that the Registrant shall indemnify its directors and officers, whether serving the Registrant or at its request any other entity, to the full extent permitted by the laws of the State of Maryland. This indemnification shall not protect any director or officer against liability to the Registrant or its shareholders to which he otherwise would be subject by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  Section 6.01 of the By-Laws of the Registrant provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Registrant in which such person shall have been adjudged to be liable to the Registrant), by reason of being or having been a director or officer of the Registrant, or serving or having served at the request of the Registrant as a director, officer, partner, trustee, employee or agent of another entity in which the Registrant has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  Article VII, Section 2 of the Amended and Restated Articles of Incorporation of the Registrant provides that no director or officer of the Registrant shall be personally liable to the Registrant or its security holders for money damages, to the full extent permitted by Maryland law and the Investment Company Act of 1940.

  Pursuant to the Registrant's agreement with its principal underwriter, the Registrant has agreed to indemnify the underwriter from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which it or any controlling person may incur, under the Investment Company Act of 1940, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that the indemnity agreement, to the extent that it might require indemnity of any person who is a controlling person and who is also a director of the Registrant, may not inure to the benefit of such person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the Investment Company Act of 1940; and further provided that in no event shall any thing contained in the indemnity agreement be so construed as to protect the underwriter against any liability to the Registrant or its security holders to which the underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of any obligations and duties under the underwriting agreement.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  The Registrant, its investment adviser, and its principal underwriter have obtained directors and officers and errors and omissions liability insurance insuring the activities of the Registrant, the investment advisory activities of the investment adviser, and the activities of the principal underwriter as distributor of investment company securities.

Item 28.  Business and Other Connections of Investment Adviser
--------------------------------------------------------------

Arm Capital Advisors, Inc., the Registrant's investment adviser, is a registered investment adviser providing investment management services to investment companies and institutional and individual companies.

The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee is as follows:


Name and Principal Business Address*               Position and Offices
-----------------------------------                with Adviser
                                                   --------------------
John Franco                                        Director and Co-Chief
Co-Chief Executive Officer                         Executive Officer

Martin H. Ruby                                     Director and Co-Chief
Co-Chief Executive Officer                         Executive Officer

Emad A. Zikry                                      Director and President
Since October 1994:
Executive Vice President-Chief
Investment Officer
200 Park Avenue, 20th Floor
New York NY 10166
1992-October 1994:
President-Chief Investment Officer
Klienwort Benson Investment Management
Americas Inc.
200 Park Avenue, 20th Floor
New York NY 10166

Keith O. Martens                                   Senior Vice President
Since June 1995:                                   and Senior Portfolio
200 Park Avenue, 20th Floor                        Manager
New York NY 10166
1969-June 1995:
Executive Vice President-Investments
SBM Company
8400 Normandale Lake Boulevard
Suite 1150
Minneapolis MN 55437

John R. McGeeney                                   Secretary
Co-General Counsel and Secretary

Peter S. Resnik                                    Treasurer
Treasurer

Don W. Cummings                                    Controller
Controller

Rose M. Culbertson                                 Tax Officer
Tax Officer

Kevin Howard                                      Assistant Secretary
Since January 1994:                               and Compliance Officer
Assistant General Counsel and
           Compliance Officer
1992-January 1994:
Providian Corp.
Assistant General Counsel
400 West Market Street
Louisville KY 40202

*All addresses are ARM Financial Group, Inc., 239 S. Fifth Street, 12th Floor, Louisville KY 40202. Unless otherwise indicated, each individual has been employed by ARM Financial Group or its predecessor-in-interest, Analytical Risk Management, Ltd., for the last two years.


Item 29.  Principal Underwriters
--------------------------------

     (a) SBM Financial Services, Inc. acts as principal underwriter for the Fund, and for each of the following investment companies:

             State Bond Investment Funds, Inc.
             (State Bond Diversified Fund Portfolio)
             State Bond Income Funds, Inc.
             (State Bond U.S. Government and Agency Securities
             Fund Portfolio)
             State Bond Money Funds, Inc.
             (State Bond Cash Management Fund Portfolio)
             State Bond Tax-Free Income Funds, Inc.
             (State Bond Minnesota Tax-Free Income Fund
             Portfolio)
             State Bond Municipal Funds, Inc.
             (State Bond Tax-Free Fund Portfolio)
             SBM Certificate Company

     (b) The following table sets forth information concerning each director, officer or partner of the principal underwriter.


Name and Principal         Positions & Offices    Positions & Offices
Business Address             with Underwriter       with Registrant
------------------------  ----------------------  -------------------
John R. McGeeney*         Director, Secretary,    None
                          General Counsel and
                          Compliance Officer

Edward J. Haines*         Director and President  None

Walter W. Balek***        Vice President          None

Dale C. Bauman***         Vice President          President

Robert Bryant             Vice President          None
1550 East Shaw, #120
Fresno CA 93710

Richard M. Carlblom***    Vice President          None

Ronald Geiger***          Vice President          None

Peter S. Resnik*          Treasurer               Treasurer

Don W. Cummings*          Controller              Controller

William H. Guth**         Operations Officer      None

David L. Anders**         Marketing Officer       None

Rose M. Culbertson*       Tax Officer             None

Sheri L. Bean*            Assistant Secretary     None

*    Address is 239 S. Fifth Street, 12th Floor, Louisville KY 40202
**   Address is 200 East Wilson Bridge Road, Worthington OH 43085
***  Address is 100 North Minnesota Street, New Ulm MN 56073

     (c)  Not applicable.


Item 30.  Location of Accounts and Records
------------------------------------------

     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, MO 64105-1716

     SBM Financial Services, Inc.
     100 North Minnesota Street
     New Ulm MN 56073

Item 31.  Management Services
-----------------------------

     None

Item 32.  Undertakings
----------------------

     None

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville and State of Kentucky, on the 29th day of February, 1996.



                                       STATE BOND EQUITY FUNDS, INC.


                                       By:     /s/Kevin Howard
                                          ----------------------------
                                                  Kevin Howard,
                                          Vice President and Secretary

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signatures                 Title                          Date
----------                 -----                          ----


/s/Dale Bauman             President                 February 29, 1996
-------------------        (Principal Executive
                           Officer)

/s/Peter Resnik            Treasurer                 February 29, 1996
-------------------        (Principal Financial
                           Officer)

  /s/Don Cummings          Controller                February 29, 1996
-------------------        (Principal Accounting
                           Officer)

          *                Director
-------------------
(William B. Faulkner)


          *                Director
-------------------
(John R. Lindholm)


          *                Director
---------------------
(John Katz)


          *                Director
---------------------
(Theodore S. Rosky)

*  This Amendment has been signed
   by each of the persons so indicated
   by the undersigned as Attorney-in-Fact.


*By:    /s/Kevin Howard
    --------------------------                                 February 29, 1996